Table of Contents

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[_] Definitive Proxy Statement

[_] Definitive Additional Material

[_] Soliciting Material under §240.14a-12

Simulations Plus, Inc.

(Name of Registrant as Specified In Its Charter)

_________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held February 25, 2021

Notice is hereby given that the Annual Meeting of Shareholders (“Meeting”) of Simulations Plus, Inc., a California corporation (the “Company”), will be held on Thursday, February 25, 2021, at 2:00 p.m. Pacific Time. Given the extraordinary circumstances arising from the Novel Coronavirus (“COVID-19”) pandemic, we have adopted a completely virtual format for our Annual Meeting to provide a healthy, consistent and convenient experience to all shareholders regardless of location. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/SLP2021, where you will be able to vote electronically and submit questions. The purpose of the meeting is as follows:

1. To elect five (5) individuals to serve on the Company’s Board of Directors until the next Annual Meeting of Shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation, or removal.

2. To ratify the selection of Rose, Snyder, & Jacobs LLP (“RSJ”) as the independent registered public accounting firm for the Company for the fiscal year ended August 31, 2021.

3.  To amend the Company’s 2017 Equity Incentive Plan to increase the number of shares issuable under the plan.

4. To consider and transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Meeting, although only shareholders of record at the close of business on December 29, 2020, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting. A list of shareholders entitled to vote at the Meeting will be open to inspection by the shareholders for a period of 10 days prior to the Meeting. If you want to inspect the shareholder list, email renee@simulations-plus.com to make arrangements. The list of shareholders will also be available during the virtual Meeting itself through the Meeting website for those shareholders who choose to attend.

Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its shareholders. Therefore, the Board of Directors has approved each proposal and recommends that you vote FOR all of the foregoing proposals.

Shares can be voted at the Meeting only if the holder thereof is present virtually or represented by a proxy. To ensure that your shares are represented at the Meeting, we urge you to vote your shares promptly either by proxy over the internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received, or, if you requested to receive printed proxy materials, you may vote by marking, dating, and signing the enclosed proxy card and returning it in the postage-paid envelope provided. We encourage you to do so even if you plan to attend the Meeting virtually. The prompt voting of your shares, regardless of the number you hold, will aid the Company in reducing the expense of additional proxy solicitation. You may revoke your proxy at any time before it has been voted at the Meeting. Please note that dissenter’s rights are not available with respect to the proposals to be voted on at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 25, 2021. This notice of meeting, the accompanying proxy statement, and our annual report to shareholders, which includes our Annual Report on Form 10-K for the fiscal year ended August 31, 2020, will be available at www.proxyvote.com on or about January 10, 2021, and are available on our website www.simulations-plus.com.

By Order of the Board of Directors

/s/ Will Frederick

Will Frederick

Secretary

December __, 2020

i

ii

Simulations Plus, Inc.

42505 10th Street West

Lancaster, CA 93534

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 25, 2021

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Simulations Plus, Inc. (“we”, “us”, “our”, “Simulations Plus” or the “Company”) is making proxy materials, including this proxy statement (“Proxy Statement”) and the related proxy card, available to its shareholders via the internet on or about January 10, 2021 because its Board of Directors (the “Board”) is soliciting proxies to vote at the annual meeting of shareholders (“Meeting”). The Meeting is scheduled to be held on February 25, 2021, at 2:00 p.m. Pacific Time, via live webcast through www.virtualshareholdermeeting.com/SLP2021. You will need the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable). This solicitation is for proxies for use at the Meeting or at any reconvened meeting after an adjournment or postponement of the Meeting.

What am I voting on?

There are three matters scheduled for a vote at the Meeting:

Proposal No. 1 – To elect five (5) individuals to the Board to serve until the next meeting of shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation or removal.

Proposal No. 2 – To ratify the selection of Rose, Snyder, & Jacobs LLP (“RSJ”) as our independent registered public accounting firm for the fiscal year ending August 31, 2021.

Proposal No. 3 –To amend the Company’s 2017 Equity Incentive Plan to increase the number of shares issuable under the plan.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on December 29, 2020, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting. The Company’s common stock is its only class of voting securities. As of the record date, there were ___________ shares of the Company’s common stock issued and outstanding.

Am I a shareholder of record for purpose of the Annual Meeting?

If, on December 29, 2020, your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are the shareholder of record for purposes of the Meeting.

What if my shares are held in an account at a brokerage firm, bank or dealer?

If, on December 29, 2020, your shares were held in an account at a brokerage firm, bank, or dealer (commonly referred to as being held in “street name”), and these proxy materials are being forwarded to you by the organization holding your account, the organization holding your account is considered the shareholder of record with respect to your shares for purposes of the Meeting, and you are considered the beneficial owner of such shares. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

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How do I vote?

With respect to the election of directors, you may either vote “for” any or all of the nominees proposed by the Board or you may abstain from voting for any or all of the nominees. For each of the other matters to be voted on, you may vote “for” or “against” or abstain from voting altogether.

Shareholders of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote your shares by proxy over the internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received, or, if you requested to receive printed proxy materials, you may vote by marking, dating, and signing the enclosed proxy card and returning it in the postage-paid envelope provided. Additionally, you may vote your shares virtually at the Meeting by visiting www.virtualshareholdermeeting.com/SLP2021 and using the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable).

If you are voting your shares by proxy over the internet, we request that you cast your vote by February 18, 2021, though you can cast your vote over the internet until 11:59 P.M. Eastern Time the day before the Meeting. If you are voting your shares by returning a proxy card, we request that you return your completed proxy card to us no later than February 10, 2021, though you can return your proxy card at any time as long as we receive it before voting begins at the Meeting. Please note that you may still attend the Meeting and vote virtually, even if you have already voted by proxy via either the internet or mail.

Beneficial Owner: Shares Held in “Street Name”

If you are a beneficial owner of shares held in “street name,” you should have received instructions from the organization holding your shares that you must follow for your shares to be voted. The availability of telephonic or internet voting will depend on the voting process of such organization. Alternatively, you may vote virtually at the Meeting by visiting www.virtualshareholdermeeting.com/SLP2021 and using the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable), however, in order to do so you must obtain a “legal” proxy from the organization holding your shares and present it and proof of identification to the inspector of elections at the Meeting. Please contact the organization that holds your shares if you wish to obtain a “legal” proxy.

Regardless of how your shares are held, and whether or not you plan to attend the Meeting, we encourage you to vote your shares via the internet or by returning a proxy card to ensure that your vote is counted.

If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?

If your shares are held in street name and you do not instruct your broker or other nominee on how to vote your shares, your broker or other nominee may exercise its discretion to vote your shares only on “routine” matters.

The election of directors, advisory, non-binding vote on named executive officer compensation, and advisory, non-binding vote on the frequency of the shareholder advisory vote on named executive officer compensation are considered non-routine matters. Consequently, without your voting instructions, your broker or other nominee cannot vote your shares on these proposals.

The proposal to ratify the selection of RSJ as our independent registered public accounting firm is considered a routine matter. Therefore, your broker or other nominee will be able to vote on that proposal even if it does not receive voting instructions from you.

If you do not provide voting instructions to your broker or other nominee on the election of directors, non-binding vote on named executive officer compensation, and advisory, non-binding vote on the frequency of the shareholder advisory vote on named executive officer compensation and your broker or other nominee votes your shares on the ratification of the selection of RSJ as our independent registered public accounting firm, your shares will be considered “broker non-votes” as to the election of directors, non-binding vote on named executive officer compensation, and advisory, non-binding vote on the frequency of the shareholder advisory vote on named executive officer compensation. A broker non-vote will not be considered shares voting or as votes cast with respect to the particular proposal. As a result, a broker non-vote will not have any effect on the outcome of the particular proposal.

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How are votes counted?

Votes will be counted by the Company’s corporate secretary who will separately count “for” and “against” votes (other than with respect to the election of directors as to which there is no “against” vote), abstentions, and “broker non-votes”.

How many “for” votes are needed to approve each proposal?

Proposal No. 1: The election of directors will be decided by a plurality of votes cast. Accordingly, the five nominees receiving the highest number of “for” votes will be elected. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 2: The ratification of the selection of RSJ as our independent registered public accounting firm must receive a “for” vote from the holders of a majority of the shares of our common stock present virtually or by proxy and entitled to vote at the Meeting. Abstentions will have the same effect as “against” votes. Brokers and other nominees generally will have discretionary authority to vote on this proposal because it is considered a routine matter under Nasdaq rules and, therefore, we do not expect broker non-votes with respect to this proposal.

Proposal No. 3: The amendment of the Company’s 2017 Equity Incentive Plan requires the affirmative vote of a majority of the shares of common stock present and voting at a meeting. Abstentions will have the same effect as “against” votes, and broker non-votes will have no effect.

How many votes do I have?

Each shareholder of record as of December 29, 2020, is entitled to cast one vote for each share of our common stock held on each matter to come before the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors.

Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected, which is five (5), multiplied by the number of shares such shareholder is entitled to vote. This total number of votes may be cast for one nominee or may be distributed among as many nominees as the shareholder desires. Under California law, no shareholder can cumulate votes unless, prior to voting at the Meeting, such shareholder or any other shareholder entitled to vote has given notice of his or her intention to cumulate his or her votes at the Meeting. If any shareholder properly gives such notice, then all shareholders may cumulate their votes for the election of directors. Our Board does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event shares represented by proxies solicited by this Proxy Statement may be cumulated at the discretion of the proxy holders, in accordance with the recommendation of our Board.

What is the quorum requirement?

A quorum of shareholders is necessary to hold the Meeting. A quorum will be present if at least a majority of the outstanding shares on the record date are present either virtually or by proxy at the Meeting. On the record date, December 29, 2020, there were _______ shares outstanding and entitled to vote. Accordingly, ________ shares must be present either virtually or by proxy at the Meeting in order to establish a quorum at the Meeting.

If you submit a valid proxy (by internet or mail), regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Meeting for purposes of determining a quorum. Broker non-votes will also be counted as present at the Meeting for purposes of determining a quorum. If there is no quorum, a majority of the shares present either virtually or by proxy at the Meeting may adjourn the Meeting to another date.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?

If you receive more than one Notice of Internet Availability of Proxy Materials, then your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted at the Meeting.

What if I vote online or return a proxy card but do not make specific choices?

If you vote online, or return a signed and dated proxy card, without marking any voting selections, all of your shares will be voted “for” the election of the nominees for director described herein, and “for” the ratification of RSJ as our independent registered public accounting firm. If any other matter is properly presented at the Meeting, your proxy (one of the individuals named on your Notice of Internet Availability of Proxy Materials or on your proxy card) will vote your shares using his or her best judgment.

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Can I change my vote after submitting my proxy?

You can change your vote with respect to any proposal by revoking your proxy at any time prior to the commencement of voting with respect to that proposal at the Meeting. You may revoke your proxy in one of three ways:

•	By delivering to our corporate secretary (c/o Will Frederick, Simulations Plus, Inc. 42505 10th Street West, Lancaster, CA 93534) a duly executed proxy bearing a date later than the date of the proxy you wish to revoke. Such later-dated proxy must be delivered before voting begins at the Meeting.

•	By delivering to our corporate secretary (c/o Will Frederick, Simulations Plus, Inc. 42505 10th Street West, Lancaster, CA 93534) a written notice of revocation dated later than the date of the proxy you wish to revoke. Such written notice of revocation must be delivered before voting begins at the Meeting.

•	By attending the Meeting and voting virtually. Bear in mind that simply attending the Meeting will not, by itself, revoke your proxy. In addition, please recall that if you are a beneficial owner of shares held in “street name” and wish to vote virtually at the Meeting, you must obtain a “legal” proxy from the organization holding your shares and present it to the inspector of elections, along with proof of identification, at the Meeting.

Following the commencement of voting with respect to a proposal, you may not revoke your proxy or otherwise change your vote with respect to such proposal.

Are dissenter’s rights available with respect to any proposal?

Dissenter’s rights are not available with respect to any proposal to be voted on at the Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the Meeting. We will report final voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Meeting.

Who is paying for this proxy solicitation?

We are soliciting proxies from our shareholders on behalf of our Board and will pay for all costs incurred in connection with such solicitation. In addition to soliciting proxies by this proxy statement, our directors and employees may also solicit proxies virtually at the Meeting, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

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PROPOSAL No. 1: ELECTION OF DIRECTORS

Nomination of Directors

The Governance and Nominating Committee of the Board (the “Nominating Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:

(1)	The appropriate size of the Board;
(2)	The Company’s needs with respect to the particular talents and experience of its directors; and
(3)	The knowledge, skills and experience of nominees, including experience in technology, business, finance, administration, and/or public service.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it deems to be in the Company’s and its shareholders’ best interests, including diversity. Although the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees in its charter, the Nominating Committee states in its charter that it is committed to consideration of qualified directors of diverse gender, race, age, color, religion, national origin, sexual orientation, genetic information, marital status, disability or covered veterans’ status, and seeks nominees from a broad variety of sources. The Nominating Committee believes it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of an “independent director” under Nasdaq listing standards.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection. The Nominating Committee identifies the desired skills and experience of a new nominee, and then uses its network of contacts to compile a list of candidates.

We do not have a formal policy concerning shareholder recommendations of nominees for director to the Nominating Committee as, to date, we have not received any recommendations from shareholders requesting the Nominating Committee to consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement. The absence of such a policy does not mean, however, that such recommendations will not be considered. Shareholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, Simulations Plus, Inc., 42505 10th Street West, Lancaster, CA 93534, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

There are no arrangements or understandings between any of our directors, nominees for directors or officers, and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last 5 years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. There are no familial relationships between any officers and directors of the Company.

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The Nominating Committee has recommended, and the Board has nominated, Walter S. Woltosz, Dr. David L. Ralph, Dr. John K. Paglia, Dr. Daniel Weiner, and Dr. Lisa LaVange as nominees for election as members of our board of directors at the Meeting. At the Meeting, five directors will be elected to the Board.

Information Concerning Directors

NAME	AGE	POSITION WITH THE COMPANY	ELECTED DIRECTOR SINCE
Walter S. Woltosz	75	Chairman of the Board	1996
Dr. David L. Ralph	73	Director	2012
Dr. John K. Paglia	53	Director	2014
Dr. Daniel Weiner	70	Director	2017
Dr. Lisa LaVange	67	Director	2019

WALTER S. WOLTOSZ is a co-founder of the Company and has served as its Chief Executive Officer until June 26, 2018 and as Chairman of the Board since its incorporation in July 1996. Mr. Woltosz’s knowledge of the industry and his 22 years of experience running Simulations Plus makes him a qualified candidate for the Board.

DR. DAVID L. RALPH has served as a Director of the company since March, 2012. Dr. Ralph is currently Professor Emeritus of Marketing at Pepperdine University. Dr. Ralph was a member of the Pepperdine 2020 Strategic Planning Committee and the Marketing Task Force. Dr. Ralph has also served as a Chair of the Fully Employed Program, Administrative Committee, and the University Faculty Council at Pepperdine. Dr. Ralph has consulted with key Executives in a wide-range of industries on Marketing. Dr. Ralph also acted as President and Chief Executive Officer of Antelope Valley Christian School from 1986 to 2005. Dr. Ralph has served as the Associate Dean of the Graziadio School of Business and Management at Pepperdine University and served as the Chair of the Department of Economics, Law, and Marketing. Dr. Ralph's business experience, knowledge of business operations, and marketing skills makes him a qualified candidate for the Board.

DR. JOHN K. PAGLIA has been a Director of the Company and Chair of the Audit Committee since December 3, 2014. He is also a Director and Audit & Finance Committee Chair for Cal-X Business Accelerator, Inc. (with 30 regenerative health technology startups); Director for the non-profit California Amateur Hockey Association; and Senior Associate Dean and Professor of Finance at Pepperdine University. Dr. Paglia holds a Ph.D. in finance, an MBA, a B.S. in finance, and is a Certified Public Accountant, Chartered Financial Analyst, Financial Risk Manager, and is NACD Directorship Certified™ by the National Association of Corporate Directors. He has held a number of leadership positions at Pepperdine University since joining the faculty in 2000, including Founding Director of the Pepperdine Private Capital Markets Project, Director of Accreditation, Department Chair for Accounting and Finance, Associate Dean for Part-time Programs, Executive Director for the Peate Institute for Entrepreneurship, and currently oversees the business school faculty in his role as Senior Associate Dean. For his groundbreaking research on the private capital markets, he was honored by the National Association of Certified Valuators and Analysts with the “Industry Titan” Award in 2016, the Alliance for Mergers & Acquisitions Advisors and Grant Thornton with a “Thought Leader of the Year Award” in 2012, and the Association for Corporate Growth with an “Excellence in M&A Award” in 2011. In 2016, he was also awarded with a contract with the Library of Congress as a private equity and venture capital expert to conduct research on the economic impacts of the Small Business Administration’s SBIC private equity program. In 2019 he was called on by the U.S. House of Representatives Committee on Small Business to provide expert congressional testimony during the hearing: SBA Management Review: Small Business Investment Company Program. We believe his knowledge of technical accounting issues and business experience qualify him as an expert in financial matters and as a qualified candidate for the Board.

DR. DANIEL WEINER was appointed as a Director of the Company as of May 1, 2017. Dr. Weiner graduated from the University of Kentucky with a doctoral degree in Mathematical Statistics, with emphasis on compartmental modeling. Dr. Weiner served as an expert consultant to the U.S. Food and Drug Administration (FDA) on pharmacokinetic modeling and bioequivalence assessment. Dr. Weiner has held senior management positions at companies such as Merrell Dow Pharmaceuticals; Statistical Consultants, Inc.; Syntex Development Research; Certara Inc.; Pharsight Corp.; Quintiles; and IVAX Research. Dr. Weiner is an Adjunct Professor with the Division of Pharmacotherapy and Experimental Therapeutics in the School of Pharmacy, University of North Carolina. He is the original designer/author of the WinNonlin family of PK/PD Modeling Software and is the co-author of Pharmacokinetic and Pharmacodynamic Data Analysis: Concepts and Applications. Dr. Weiner previously served as a Board member of DILIsym Services, Inc. (“DILIsym”), now a subsidiary of Simulations Plus, Inc. Dr. Weiner’s extensive industry knowledge, expertise, and experience makes him a qualified candidate for the Board.

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DR. LISA LAVANGE was appointed as a Director of the Company as of May 1, 2019. Dr. LaVange graduated from the University of North Carolina with a doctoral degree in Biostatistics. Dr. LaVange currently serves as Professor and Interim Co-Chair of the Department of Biostatistics in the Gillings School of Global Public Health at the University of North Carolina. She directs a new Master's of Public Health (MPH) in Data Science program and serves as Principal Investigator of the coordinating centers for three large and complex trial networks: the NICHD-sponsored Adolescent Medicine Trials in HIV/AIDS Interventions Network (ATN); the NHLBI-sponsored Precision Medicine in Severe and Exacerbation-Prone Asthma Network (PrecISE); and the NIAMS-sponsored Back Pain Consortium Research Program (BACPAC), which is part of the NIH HEAL Initiative to curb the opioid crisis. From 2011 to 2017, Dr. LaVange served as Director of the Office of Biostatistics in the Center for Drug Evaluation and Research (CDER) at the U.S. Food and Drug Administration (FDA) where she oversaw more than 200 statisticians and other staff members involved in the development and application of statistical methodology for drug regulation. She was a leader in developing and assessing the effectiveness and appropriateness of innovative statistical methods intended to accelerate the process from drug discovery to clinical trials to FDA approval and patients’ benefit. Previously, she worked for six years at one of the world’s largest pharmaceutical outsourcing services companies, Quintiles, Inc. (now IQVIA), serving as Vice President of Biostatistics for her last three years, and as Vice President, Biostatistics and Data Management, for Inspire Pharmaceuticals, Inc. Dr. LaVange is an elected fellow of the American Statistical Association (ASA) and was the 2018 ASA President. She is also former president of the Eastern North American Region of the International Biometric Society (ENAR-IBS) and former IBS Board member. Dr. LaVange’s extensive experience, knowledge, and industry expertise, makes her a qualified candidate for the Board.

Vote Required

Each of the five nominees for director must be elected by a plurality of votes cast by holders of our common stock entitled to vote at the Meeting.

Board Recommendation

The Board recommends that you vote all of your shares “for” the election to the Board of the nominees described in this Proposal No. 1.

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PROPOSAL No. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

The Audit Committee of the Board has selected Rose, Snyder, & Jacobs, LLP (“RSJ”) as our independent registered public accounting firm for the fiscal year ending August 31, 2021 and has further directed us to submit the selection of RSJ as our independent registered public accounting firm for ratification by the shareholders at the Meeting. Neither our governing documents nor any applicable laws require shareholder ratification of the selection of RSJ as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of RSJ to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain RSJ. Even if the selection is ratified, however, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our shareholders.

Representatives of RSJ are not expected to be present at the Meeting. Accordingly, RSJ will not have an opportunity to make a statement or be available to respond to questions at the Meeting.

Independent Registered Public Accounting Firm Fee Information

The following table sets forth the aggregate fees billed by RSJ for the services indicated for each of the last two fiscal years:

	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019
Audit Fees (1)	$293,560	$284,145
Audit-Related Fees	–	–
Tax Fees (2)	73,700	54,185
All Other Fees (3)	21,675	4,965
Total Fees	$388,935	$343,295

__________________
(1)	Includes fees for (i) the audit of our annual financial statements for the fiscal years ended August 31, 2020 and 2019 included in our Annual Reports on Form 10-K, (ii) the review of our interim period financial statements for fiscal years 2020 and 2019 included in our Quarterly Reports on Form 10-Q, (iii) Sarbanes-Oxley audit related services, and (iv) related services that are normally provided in connection with regulatory filings or engagements.

(2)	Represents the aggregate fees billed for tax compliance.

(3)	Fees related to nonrecurring and other non-attest services.

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Audit Committee Policy Regarding Preapproval of Audit and Permissible Non-audit Services of Our Independent Registered Public Accounting Firm

The Audit Committee has adopted policies and procedures for the preapproval of all audit and non-audit services to be rendered by our independent registered public accounting firm. Under the policies and procedures, the Audit Committee generally preapproves specified services in defined categories up to specified amounts. Preapproval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on a case-by-case basis for specific tasks before engagement. The Audit Committee has delegated the preapproval of services to the chair of the Audit Committee who is required to report each preapproval to the full Audit Committee no later than its next meeting. All of the Audit Fees and Audit-Related Fees set forth in the table above were approved by the Audit Committee. The Audit Committee has approved RSJ to perform tax services for the Company for the years ended August 31, 2020 and 2021.

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of holders of a majority of the shares of our common stock present virtually or by proxy and entitled to vote at the Meeting.

Board Recommendation

The Board recommends a vote “for” the ratification of the selection by the Audit Committee of RSJ as our independent registered public accounting firm for the fiscal year ended August 31, 2021.

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PROPOSAL No. 3: APPROVAL OF AMENDMENT TO 2017 EQUITY INCENTIVE PLAN

Our Board has approved an amendment to the 2017 Equity Incentive Plan of Simulations Plus, Inc. (the “2017 Plan”), subject to shareholder approval at the Meeting, in order to add 750,000 shares for possible future issuances under the 2017 Plan for a total aggregate of 1,750,000 shares of common stock reserved for issuance under the 2017 Plan.. The amendment of the 2017 Plan will be effective as of the date it is approved by the shareholders. The 2017 Plan was initially approved by the Board in December 2016 and the shareholders in February 2017 to promote the interests of the Company and the shareholders by: (i) attracting and retaining exceptional directors, employees and consultants (including prospective directors, employees and consultants), and (ii) enabling such individuals to participate in the long-term growth and financial success of the Company. The following description of the 2017 Plan is qualified by reference to the full text thereof, which is attached as Appendix A to this Proxy Statement and indicates the proposed changes to the 2017 Plan.

DESCRIPTION OF 2017 EQUITY INCENTIVE PLAN

TYPES OF AWARDS

The 2017 Plan is an “omnibus” stock plan consisting of a variety of equity vehicles to provide flexibility in implementing equity awards, including incentive stock options, non-qualified stock options, restricted stock grants, unrestricted stock grants, and restricted stock units. Participants in the 2017 Plan may be granted any one of the equity awards or any combination thereof, as determined by the Board. See “Federal Income Tax Information” for a discussion of the tax treatment of awards.

ADMINISTRATION

As permitted by the terms of the 2017 Plan, the Board has delegated administration of the 2017 Plan to the Compensation Committee of the Board. As used herein with respect to the 2017 Plan, the “Board of Directors” or “Board” refers to any committee the Board appoints as well as to the Board itself. Subject to the provisions of the 2017 Plan, the Board has the power to construe and interpret the 2017 Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration, and other terms of the award. Subject to the limitations set forth below, the Board will also determine the exercise price of options granted under the 2017 Plan and, with the consent of any adversely affected option holder, may reduce the exercise price of any outstanding option, cancel an outstanding option in exchange for a new option covering the same or a different number of shares of common stock or another equity award or cash or other consideration, or any other action that is treated as a repricing under generally accepted accounting principles. All decisions, determinations, and interpretations by the Board regarding the 2017 Plan shall be final and binding on all participants or other persons claiming rights under the 2017 Plan or any award.

The Board has the power to delegate administration of the 2017 Plan to a committee composed of not fewer than two (2) members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act.

STOCK SUBJECT TO THE 2017 PLAN

Subject to this Proposal, an aggregate of 1,750,000 shares of common stock is reserved for issuance under the 2017 Plan. Shares issued under the 2017 Plan may be previously unissued shares or reacquired shares of common stock bought on the market or otherwise.

If awards granted under the 2017 Plan expire or otherwise terminate without being exercised, or if any shares of common stock issued to a participant pursuant to an award are forfeited to or repurchased by the Company, such shares of common stock again become available for issuance under the 2017 Plan. If any shares subject to an award are not delivered to a participant because such shares are withheld for the payment of taxes or the award is exercised through a “cashless exercise”, the number of shares that are not delivered to the participant shall remain available for the grant of awards under the 2017 Plan. If the exercise of any award is satisfied by tendering shares of common stock held by the participant, the number of shares tendered shall again become available for the grant of awards under the 2017 Plan. Notwithstanding the foregoing, and subject to the terms of the 2017 Plan, the aggregate maximum number of shares of common stock that may be issued as incentive stock options will be 1,750,000 shares of common stock.

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ELIGIBILITY

Incentive stock options may be granted under the 2017 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the 2017 Plan.

No incentive stock option may be granted under the 2017 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2017 Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

The 2017 Plan includes a limitation on the amount of awards that may be granted to any one participant in a given calendar year in order to qualify awards as “qualified performance-based compensation” not subject to the limitation on deductibility under Section 162(m) of the Internal Code. Subject to certain adjustments set forth in the 2017 Plan, no employee may be granted awards under the 2017 Plan covering more than 100,000 shares of common stock during any calendar year (the “Section 162(m) Limitation”).

TERMS OF OPTIONS

The following is a description of the permissible terms of options under the 2017 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options shall be determined by the Board. If options are granted to individuals with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section162(m) of the Code and certain adverse tax consequences would result under Section 409A of the code. See “Federal Income Tax Information.”

Acceptable consideration for the purchase of common stock issued under the 2017 Plan will be determined by the Board and may include cash, common stock previously owned by the optionee, a deferred payment arrangement, the cashless exercise of the option, consideration received in a “cashless” broker-assisted sale, and other legal consideration approved by the Board.

Option Exercise. Options granted under the 2017 Plan may become exercisable in cumulative increments (“vest”) as determined by the Board. Such increments may be based on continued service to the Company over a certain period of time, the occurrence of certain performance milestones, or other criteria. Options granted under the 2017 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2017 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state, or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement.

Term. The maximum term of options under the 2017 Plan is 10 years, except that in certain cases (see “Eligibility”) the maximum term of certain incentive stock options is five years. Options under the 2017 Plan generally terminate three months after termination of the participant’s service unless (i) such termination is due to the participant’s disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. If an optionee’s service with the Company, or any affiliate of the Company, ceases with cause, the option will terminate at the time the optionee’s service ceases. In no event may an option be exercised after its expiration date.

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A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions on Transfer. Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death. Nonstatutory stock options are transferable to the extent provided in the option agreement.

TERMS OF STOCK BONUSES AND RESTRICTED STOCK AWARDS

Stock bonus awards and restricted stock awards are granted through a stock bonus award agreement or restricted stock award agreement.

Payment. Subject to certain limitations, the purchase price for restricted stock or stock bonus awards must be at least the par value of our common stock. The purchase price for a stock purchase award may be payable in cash, or any other form of legal consideration approved by the Board. Stock bonus awards may be granted in consideration for the recipient’s past services for the Company.

Vesting. common stock under a restricted stock or stock bonus award agreement may be subject to a share repurchase option or forfeiture right in our favor, each in accordance with a vesting schedule. If a recipient’s service relationship with us terminates, we may reacquire or receive via forfeiture all of the shares of our common stock issued to the recipient pursuant to a restricted stock or stock bonus award that have not vested as of the date of termination. The Board has the power to accelerate the vesting of stock acquired under a restricted stock or stock bonus award agreement.

Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may be transferred only as expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

RESTRICTED STOCK UNIT AWARDS

Restricted stock unit awards are issued pursuant to a stock unit award agreement.

Payment. Subject to certain limitations, the consideration, if any, for restricted stock unit awards must be at least the par value of our common stock. The consideration for a stock unit award may be payable in any form acceptable to the Board and permitted under applicable law.

Vesting and Settlement. The Board may impose any restrictions or conditions upon the vesting of restricted stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate. Restricted stock unit awards are settled in shares of the Company’s common stock. Dividend equivalents may be credited in respect of shares covered by a restricted stock unit award, as determined by the Board. At the discretion of the Board, such dividend equivalents may be converted into additional shares covered by the restricted stock unit award.

Termination of Service. If a restricted stock unit award recipient’s service relationship with the Company terminates, any unvested portion of the restricted stock unit award is forfeited upon the recipient’s termination of service.

PERFORMANCE-BASED AWARDS

The Board may grant awards under the 2017 Plan that are designated “Performance-Based Awards”. Generally, Performance-Based Awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Board. If so determined by the Board, to avoid the limitations on tax deductibility under Section 162(m), the business criteria used by the Board in establishing performance goals applicable to performance awards to the named executive officers will be selected from among the following: (i) net earnings (either before or after interest, taxes, depreciation, and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), (ii) return on net assets, (iii) return on shareholders’ equity, (iv) return on sales, (v) gross or net profit margin, (vi) working capital, (vii) earnings per share and price per share of common stock, or (viii) the achievement of certain milestones, customer retention rates, licensing, partnership, or other strategic transactions, or obtaining a specified level of financing for the Company, as determined by the Board, including the issuance of securities, or the achievement of one or more corporate, divisional, or individual scientific or inventive measures.

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ADJUSTMENT PROVISIONS

Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es) and number of shares of common stock subject to the 2017 Plan and outstanding awards. In that event, the 2017 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the 2017 Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

EFFECT OF CERTAIN CORPORATE TRANSACTIONS

In the event of certain corporate transactions, all outstanding stock awards under the 2017 Plan may be assumed, continued, or substituted for by any surviving entity. If the surviving entity elects not to assume, continue, or substitute for such awards, such stock awards will be terminated if not exercised prior to the effective date of the corporate transaction. A stock award may be subject to acceleration of vesting in the event of a change in control as may be provided in the applicable stock award agreement or other written agreement between the award recipient and the Company.

DURATION, AMENDMENT AND TERMINATION

The Board may suspend or terminate the 2017 Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2017 Plan will terminate on December 23, 2026, which is the tenth anniversary of the date of its adoption by the Board.

The Board will have authority to amend or terminate the 2017 Plan. No amendment or termination of the 2017 Plan shall adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Company will obtain shareholder approval of any such amendment to the 2017 Plan in such a manner and to such a degree as may be required.

NEW PLAN BENEFITS

Future awards to the Company’s executive officers and employees are discretionary. Therefore, at this time the benefits that may be received by the Company’s executive officers and other employees if the Company’s shareholders approve the 2017 Plan cannot be determined. Because the value of stock issuable to the Company’s non-employee directors under the 2017 Plan will depend on the fair market value of the Company’s common stock at future dates, it is not possible to determine exactly the benefits that might be received by the Company’s non-employee directors under the 2017 Plan.

FEDERAL INCOME TAX INFORMATION

Incentive Stock Options. Incentive stock options under the 2017 Plan are intended to be eligible for the federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may give rise to or increase alternative minimum tax liability for the participant.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

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Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options, Restricted Stock Purchase Awards, Restricted Stock Units, and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards, restricted stock units, and stock bonuses granted under the 2017 Plan generally have the federal income tax consequences described below.

There generally are no tax consequences to the participant or the Company by reason of the grant of these awards. However, if the exercise price of a nonstatutory stock option can, at any time, be less than the fair market value of the stock on the grant date, Section 409A of the Code imposes ordinary income and employment tax liability on the participant as the option vests in an amount equal to the difference between the fair market value of the stock on the vesting date and the exercise price. In addition, Section 409A imposes a penalty of 20% of such amount and an interest charge. The Company would be responsible for withholding these tax amounts. Upon acquisition of the stock under any of these awards, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Potential Limitation on Company Deductions. Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m) (the “Treasury Regulations”), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by shareholders.

Restricted stock, stock bonus awards, and restricted stock units will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, shareholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

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The 2017 Plan permits the Company to grant awards designated as “Performance-Based Awards” that are intended to qualify as performance-based compensation under the Treasury Regulations. The rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, sometimes with retroactive effect. There can be no guarantee, therefore, that amounts potentially subject to the limitations in Section 162(m) and the Treasury Regulations will be treated by the Internal Revenue Service as qualified performance-based compensation under Section 162(m) and/or deductible by the Company.

EFFECTIVENESS

The amendment to the 2017 Plan will be effective as of February 25, 2021, subject to Shareholder approval.

Current Awards Under 2017 Plan:

	Number of Options	Weighted Average Exercise Price for Equity
Granted	577,916	$30.61
Exercised/Released	(26,005)	$21.34
Cancelled/Forfeited	(38,615)	$22.83
Balance, end of the period	513,296	$31.66

Available for issuance, end of period	421,324	N/A
Available for issuance, following approval of amendment	1,171,324	N/A

Vote Required

The amendment of the Company’s 2017 Stock Option Plan requires the affirmative vote of a majority of the shares of common stock present and voting at a meeting. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Board Recommendation

The Board recommends a vote “for” this Proposal No. 3 to amend the 2017 Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 4, 2020, regarding the beneficial ownership of our common stock by (a) each person known to the Company to own beneficially more than 5% of our common stock, (b) each of our directors and director nominees, (c) each of our Named Executive Officers (as defined below), and (d) all of our current directors and executive officers as a group. Information with respect to beneficial ownership is based solely on a review of our capital stock transfer records and on publicly available filings made with SEC by or on behalf of the shareholders listed below.

The percent of class is calculated based on 19,948,590 shares of our common stock (net of treasury shares) outstanding as of December 4, 2020. Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities and for such persons includes shares of our common stock issuable to such persons pursuant to the exercise of stock options, warrants or other securities that are exercisable or convertible into shares of our common stock within 60 days of December 4, 2020.

Beneficial owner (1) (2)	Amount and Nature of Beneficial Ownership	Percent of Class
Walter S. Woltosz (3)	4,708,414	23.57%
Shawn O’Connor (4)	16,000	*
Will Frederick	–	*
John DiBella (5)	133,640	*
Dr. David L. Ralph (6)	24,331	*
Dr. John Paglia (7)	20,308	*
Dr. Daniel Weiner (8)	9,658	*
Dr. Lisa LaVange(9)	4,136	*
All directors and executive officers as a group (8 persons)	4,916,487	24.45%

__________________

*	Less than 1%

(1)	Unless otherwise indicated in the footnotes to the table, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable.

(2)	The address of each director and executive officer is c/o the Company, 42505 10th Street West, Lancaster, California 93534-7059.

(3)	Consists of 4,683,614 shares of common stock and 24,800 shares of common stock underlying an option exercisable within 60 days of December 4, 2020. The common shares are held jointly with Ms. Virginia Woltosz.

(4)	Consists of 16,000 shares of common stock underlying an option exercisable within 60 days of December 4, 2020.

(5)	Consists of 47,200 shares of common stock and 86,440 shares of common Stock underlying an option exercisable within 60 days of December 4, 2020.

(6)	Consists of 16,581 shares of common stock and 7,750 shares of common stock underlying an option exercisable within 60 days of December 4, 2020.

(7)	Consists of 3,808 shares of common stock and 16,500 shares of common stock underlying an option exercisable within 60 days of December 4, 2020.

(8)	Consists of 5,242 shares of common Stock and 4,416 shares of common stock underlying an option exercisable within 60 days of December 4, 2020.

(9)	Consists of 2,136 shares of common Stock and 2,000 shares of common stock underlying an option exercisable within 60 days of December 4, 2020.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and persons holding greater than 10% of our issued and outstanding stock have filed the required reports in a timely manner during fiscal year 2020.

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BOARD MATTERS AND CORPORATE GOVERNANCE

Information Regarding the Board and Its Committees

The Board met seven times during the fiscal year ended August 31, 2020. Each member of the Board attended 75% or more of the aggregate number of meetings of the Board and of the committees of the Board on which he or she served that were held during the period for which he or she was a director or committee member, respectively.

The Board has three committees: Audit Committee, Compensation Committee, and Nominating Committee. The following table provides information for the current membership for each of the committees of the Board:

Name	Audit Committee		Compensation Committee		Nominating Committee
Dr. John K. Paglia	X	*	X		X
Dr. David Ralph	X		X		X	*
Dr. Daniel Weiner	X		X	*	X
Dr. Lisa LaVange	X		X		X

________________

* Committee Chair

Below is a description of each committee of the Board. The Board has determined that each member of each committee, and each member of the Board, except for Mr. Woltosz, is “independent” within the meaning of the applicable listing standards of the Nasdaq Stock Market, as well as applicable SEC rules and regulations and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)(4) of the Exchange Act and bears direct responsibility for the appointment and termination, compensation, and oversight of the work of our independent registered public accounting firm, who reports directly to the Audit Committee. The Audit Committee operates pursuant to a charter that is available in the “Investors” section of our corporate website at www.simulations-plus.com, under “Investors – Shareholder Information”. The Audit Committee has received written disclosures and the letter from our independent registered public accounting firm pursuant to the applicable requirements of Public Company Accounting Oversight Board (“PCAOB”) regarding the independent auditor’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with the independent accountant the independent accountant’s independence. The Audit Committee also reviews and discusses with our management and independent registered public accounting firm the financial statements and disclosures in our quarterly financial press releases and SEC filings. Audit Committee members periodically meet separately with our management and independent registered public accounting firm to discuss issues and concerns, and the Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, in a confidential manner.

The Board has determined that Dr. Paglia qualifies as an “audit committee financial expert” in accordance with applicable SEC rules and as “independent” under the applicable Nasdaq listing standards. For a description of Dr. Paglia’s relevant experience, please refer to Dr. Paglia’s biography contained in the section above entitled “Proposal No. 1: Election of Directors”.

The Audit Committee met four times during the fiscal year ended August 31, 2020.

In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the Company’s independent auditors the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2020 (the “2020 Form 10-K”). The Audit Committee has also discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standard No. 16, Professional Standards, as adopted by the PCAOB. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board that the audited financial statements be included in the 2020 Form 10-K.

Audit Committee
John K. Paglia (Chair)
David Ralph
Daniel Weiner
Lisa LaVange

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Compensation Committee

The Compensation Committee administers our executive compensation program and is responsible for establishing, implementing, and monitoring adherence to our philosophy with respect to executive compensation. The Compensation Committee is responsible for reviewing and making recommendations regarding the compensation of our Chief Executive Officer, as well as reviewing the compensation of other executive officers. The Compensation Committee serves as the administrative committee of the Company’s stock option plan and advises the Board on other incentive compensation plans and equity-based plans. The Compensation Committee has the sole authority to retain and terminate compensation consultants, independent legal counsel, and other advisers and has sole authority to approve any such consultant’s and or advisor’s fees associated with their duties. The committee’s charter is available on the company’s website at www.simulations-plus.com.

None of the members of the Compensation Committee during fiscal year 2020 has been an officer or employee of the Company, has had any relationship with the Company required to be disclosed as a related person transaction and none of our executive officers served on the compensation committee (or other committee serving an equivalent function) or board of any company that employed any member of our Compensation Committee or our Board during fiscal year 2020.

The Compensation Committee met four times during the fiscal year ended August 31, 2020.

Nominating Committee

The Nominating Committee makes recommendations to the Board regarding candidates for election to the Board, as well as the composition and size of the Board and its committees and qualifications for membership. In connection with performing their duties, the members of the Nominating Committee are fully empowered to engage one or more search firms to identify potential director candidates. The Nominating Committee is also charged with recommending the appointment of new directors to our Board, committee structure and membership, director compensation, and Chief Executive Officer succession planning.

The Nominating Committee provides instructions in each annual proxy statement regarding how shareholders can make director nominations. The Nominating Committee does not have a formal policy for consideration of any director candidates recommended by shareholders, including the minimum qualifications for director candidates, as the Nominating Committee has never received a recommendation from a shareholder; however, any such nomination, if received, would be considered on an equal basis with candidates identified by the Nominating Committee. The Nominating Committee has not used any third party to identify, evaluate, or assist in identifying and/or evaluating potential nominees and to date has not paid any fee to any third party for such services. The committee’s charter is available on the company’s website at www.simulations-plus.com.

The Nominating Committee met four times during the fiscal year ended August 31, 2020.

Board Leadership Structure

The Company’s Chairman of the Board served as Chief Executive Officer until June 26, 2018. Our current Chief Executive Officer and Chairman roles are now separate. The Board does not have a lead independent director and does not believe one is necessary. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size.

Board’s Role in Risk Management

The Board is responsible for oversight of risks facing the Company, while our management is responsible for day-to-day management of risk. The Board, as a whole, directly oversees our strategic and business risk, including risks related to financial reporting, compensation practices, and product developments. We believe the Board, as a whole, supports its role in risk oversight; our Chief Executive Officer, division Presidents, and our Chief Financial Officer are responsible for assessing and managing risks facing the Company day-to-day with other members of the Board providing oversight of such risk management.

Shareholder Communications with the Board

We have not adopted a formal process for shareholder communications with the Board. However, any shareholder comments and communications received by our Investor Relations personnel are forwarded to the Board or individual directors, as applicable, and appropriate responses are provided to shareholders in a timely manner. We believe that these informal communication efforts have proven effective and obviate the need for any formal process. Although we do not have a formal policy, members of the Board are expected to attend annual meetings of our shareholders. All of our directors attended the annual meeting of shareholders held in February 2020.

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DIRECTOR COMPENSATION

During fiscal year 2020, compensation for non-employee directors consisted of the following:

Compensation	Effective August 1, 2020	Prior to August 1, 2020
Annual cash retainer fee*	$45,000	$40,000
Additional cash retainer per meeting in excess of 8 meetings per year	$3,500	$3,500
Additional cash stipend for Audit Committee chair**	$12,500	$10,000
Additional cash stipend for Compensation Committee chair**	$3,000	–
Additional cash stipend for Nominations Committee chair**	$3,000	–
Additional cash stipend for Chairman of the Board**	$12,500	–
Annual Stock grants*	$70,000	$58,000

*Prorated for the time of service in the year a new director joins the Board.

** Paid quarterly

On July 17, 2020, the Board reviewed and approved the Nominating Committee’s recommendation to grant its non-employee directors non-qualified options to purchase common stock (“stock options”) taking into consideration market standards and the growth of the business. Options granted were; 5,000 each to Walter Woltosz, Dr. David Ralph, Dr. John Paglia, Dr. Daniel Weiner and Dr. Lisa LaVange. Stock Options vest and become exercisable as follows: (i) no Option Shares will be vested prior to the Grant Date; and (ii) the balance of the Option Shares will vest annually on their anniversary date, 40% the first year, 30% the second and 30% the final year measured from the Grant Date, provided that there has not been a termination of service.

We also reimburse our directors for reasonable out-of-pocket expenses in connection with the attendance at the Board and committee meetings. Mileage expense to attend meetings is reimbursed at the Internal Revenue Service defined rate for business use.

Director Compensation for Fiscal Year 2020

Name of Director	Fiscal Year	Fees earned or paid in cash ($)	Option Awards ($)	Stock Grants ($)	All other compensation ($)	Total ($)
		(a)	(b) (c)	(d)
Walter Woltosz	2020	57,500	116,336	57,980	—	231,816

Dr. David L. Ralph	2020	82,833	116,336	57,980	—	257,149

Dr. John K. Paglia	2020	95,250	116,336	57,980	—	269,566

Dr. Daniel Weiner	2020	84,941	116,336	57,980	—	259,257

Dr. Lisa LaVange	2020	83,058	116,336	57,980	—	257,374

__________________

(a)	Represents annual stipend and per meeting fees described above.

(b)	Amount represents the stock-based compensation expense recorded by us for the applicable year measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option award. See the “Grants of Plan-Based Awards” table below.

(c)	As of August 31, 2020, the aggregate number of shares subject to outstanding stock options held by each non-employee director was as follows: Dr. Ralph – 23,750, Dr. Paglia – 27,500, Dr. Weiner – 15,416, Walt Woltosz – 24,800, and Dr. Lisa LaVange – 10,000

(d)	Stock grants issued to independent directors as compensation described above.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons.

Other than as described below, we have not entered into any transactions with any of our directors, nominees for director, officers or principal shareholders, nor any associate or affiliate of the foregoing, and we are not currently considering any proposed transactions with such related persons in which we are, or plan to be, a participant and the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year-end for the last two completed fiscal years, and in which any such related person had or will have a direct or indirect material interest.

During the fiscal quarter ended August 31st, 2020, the Company made a payment to Dr. Daniel Weiner of $11,346 for equity in connection with the 2017 acquisition of DILIsym Services, Inc.

Review, Approval or Ratification of Transactions with Related Persons.

We have not adopted any formal procedures for the review or ratification, or standards for approval, of related-party transactions, but instead review such transactions on a case-by-case basis.

Interest of Certain Persons in Matters to be Acted Upon

Other than the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Meeting as described in this Proxy Statement.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth the names, ages, and positions of our executive officers as of December 17, 2020. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs. There are no arrangements or understandings between any executive officer and any other person pursuant to which any executive officer was or is to be selected as an executive officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our executive officers.

Executive Officers

NAME	AGE	POSITIONS WITH THE COMPANY	OFFICER SINCE
Shawn O’Connor	61	Chief Executive Officer	2018
Will Frederick	57	Chief Financial Officer	2020
John A. DiBella	41	President, Lancaster Division	2012

__________________

Set forth below is biographical information regarding each of our executive officers.

SHAWN O’CONNOR joined the Company in June 2018 as the Chief Executive Officer. Mr. O’Connor has more than 30 years of experience in high technology executive management. From 2011 to 2018, Mr. O’Connor was Chief Executive Officer, President and a director of Entelos Holding Corp., a provider of unique quantitative systems pharmacology software and services to the pharmaceutical drug development market. From 2002 to 2009 Mr. O’Connor served as Chief Executive Officer, President, and Chairman of Pharsight Corporation, a developer and marketer of software products and services that help pharmaceutical and biotechnology companies improve their decision-making in drug development and commercialization. From 1995 to 2000, Mr. O’Connor was with QRS Corporation in various positions including Chief Financial Officer and President and Chief Operating Officer. From 1988 to 1994, Mr. O’Connor was with Diasonics, Inc. in various positions including Chief Financial Officer. Mr. O’Connor earned a Bachelor of Science in business administration from the University of California at Berkeley and completed the Executive Education Program at Stanford University Graduate School of Business.

WILL FREDERICK joined the Company in December 2020 as the Chief Financial Officer and Secretary of the Company. Mr. Frederick brings more than 25 years of financial leadership experience to the company. He has a proven track record of developing and implementing strategies to drive revenue growth, increase profitability, managing merger & acquisition activities and achieving corporate objectives. He has global experience with both publicly traded and privately held companies including Entelos Holding Corp., Avaya, Pharsight Corporation, The Walt Disney Company and Ford Motor Company amongst others. Prior to joining the Company, from 2015 to present, Mr. Frederick served as President and Managing Director of RightPlace Enterprises providing C-Suite level strategic and financial consulting services to multiple companies. He served as Interim Chief Financial Officer at Sysorex Global Holdings Corp. from October 2014 to January 2015. He served as Chief Financial Officer at Neural ID LLC from April 2014 to September 2014. He served as Chief Financial Officer of Entelos Holding Corp. from January 2012 to January 2014, at which time it was acquired by Rosa & Co. Mr. Frederick holds a M.B.A degree from California State University at Long Beach and a B.A. degree in Finance from California State University at Fullerton.

JOHN DIBELLA joined the Company in June 2003 as a Modeling & Simulations Scientist. In 2005, Mr. DiBella moved to the Marketing and Sales Department, and worked as a Field Scientist. Mr. DiBella took over the Marketing and Sales Department and worked as Director until February 2012. Mr. DiBella was appointed Vice President of Marketing and Sales of the Company in March 2012. In September 2017, Mr. DiBella was appointed President of the Lancaster Division.

Determining Compensation

We rely on Board judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements, and long-term potential to enhance shareholder value.

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The compensation of our Chief Executive Officer (“CEO”) is determined by the Compensation Committee. The salaries of all other officers are determined by the CEO and the Compensation Committee together. Option grants for all officers other than our CEO are recommended by the CEO and the Company’s Chief Financial Officer (“CFO”) and approved by the Compensation Committee. The Company has not retained a compensation consultant to date.

Summary Compensation Table

The following table sets forth certain information concerning compensation paid or accrued for the fiscal years ended August 31, 2020 and 2019, by the Company to or for the benefit of our principal executive officer, and our two most highly compensated executive officers. We refer to these executive officers as our Named Executive Officers.

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All other compensation ($)	Total ($)
			(a)	(b)	(c)
Shawn O’Connor	2020	350,000	156,000	233,400	—	739,400
Chief Executive Officer	2019	325,000	100,000	—	—	425,000

John DiBella	2020	248,400	34,700	53.500	9,936	346,536
President Lancaster Division	2019	230,000	34,500	52,160	9.200	325,860

John R. Kneisel(d)	2020	214,409	29,200	53,500	8,576	305,685
Chief Financial Officer	2019	204,191	35,000	32,600	8,168	275,959

(a)	Amount represents bonus earned during the applicable year.

(b)	Amount represents the stock-based compensation expense recorded by us for the applicable year measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option award. See the “Grants of Plan-Based Awards” table below.

(c)	401(k) matching.

(d)	On December 1, 2020, Mr. Kneisel retired as Chief Financial Officer and was replaced by Will Frederick.

Employment and Other Compensation Agreements

Mr. O’Connor’s CEO Employment Agreement

On June 26, 2018, Shawn O’Connor, entered into an employment agreement as the Chief Executive Officer of the Company, which continues until August 31, 2021. Pursuant to the agreement, Mr. O’Connor receives an annual base salary of $325,000, a discretionary bonus of up to $150,000 during the first year of the agreement, ($100,000 was paid on this bonus for 2019) and a two-part bonus in the last 2 years of the agreement, a total of 1) up to $100,000 based on an EBITDA formula, and 2) up to $50,000 discretionary bonus as determined by the Board. The agreement called for the awarding of 40,000 stock options upon joining the company and calls for additional stock option awards of up to 25,000 annually to be determined by the Board.

In September 2019 the Compensation Committee awarded a $100,000 discretionary bonus and 20,000 options to Mr. O’Connor for fiscal year ended August 31, 2019 performance and increased base salary to $350,000 per annum for the fiscal year ended August 31, 2020.

For the fiscal year ended August 31, 2020 the Compensation Committee Awarded Mr. O’Connor bonuses totaling $156,000 for exceeding Company strategic and performance goals.

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The agreement also provides that we may terminate the agreement without cause upon thirty (30) days written notice, and that upon any such termination our only obligation to Mr. O’Connor would be for a payment equal to 12 months of salary. Further, the agreement provides that we may terminate the agreement for “cause” (as defined in the agreement) and that our only obligation to Mr. O’Connor upon any such termination would be limited to the payment of Mr. O’Connor’s salary and benefits through and until the effective date of any such termination.

Mr. DiBella’s Employment Agreement

On September 2, 2019, John DiBella, entered into a two-year employment agreement as the President of the Lancaster Division of Simulations Plus. Pursuant to the Agreement, Mr. DiBella receives an annual base salary of $248,400, is eligible to receive Company stock options under the 2017 Simulations Plus, Inc. Stock Option Plan of between 5,000 and 15,000 per year, and is eligible to receive an annual performance bonus in an amount between 10% to 20% of salary to be determined by the Compensation Committee of the Board. The Compensation Committee awarded Mr. DiBella a $34,700 performance bonus for fiscal year 2020 and received 9,300 options for 2020.

The agreement also provides that we may terminate the agreement without cause upon thirty (30) days written notice, and that upon any such termination our only obligation to Mr. DiBella would be for a payment equal to the greater of (i) 12 months of salary or (ii) the amount of salary for the remainder of the term of the agreement from the date of notice of termination. Further, the agreement provides that we may terminate the agreement for “cause” (as defined in the agreement) and that our only obligation to Mr. DiBella upon any such termination would be limited to the payment of Mr. DiBella’s salary and benefits through and until the effective date of any such termination.

Mr. Kneisel’s Employment Agreement

On February 8, 2020, John Kneisel, entered into a two-year employment agreement as the Chief Financial Officer of the Company. Pursuant to the Kneisel employment agreement, Mr. Kneisel receives an annual base salary of $217,000, is eligible to receive Company stock options under the 2017 Simulations Plus, Inc. Stock Option Plan of between 5,000 and 15,000 per year, and is eligible to receive an annual performance bonus in an amount between 10% and 20% of salary to be determined by the Compensation Committee of the Board. The Compensation Committee awarded Mr. Kneisel a $29,200 performance bonus for fiscal year 2020.

The agreement also provides that we may terminate the agreement without cause upon thirty (30) days written notice, and that upon any such termination our only obligation to Mr. Kneisel would be for a payment equal to the greater of (i) 12 months of salary or (ii) the amount of salary for the remainder of the term of the agreement from the date of notice of termination. Further, the agreement provides that we may terminate the agreement for “cause” (as defined in the agreement) and that our only obligation to Mr. Kneisel upon any such termination would be limited to the payment of Mr. Kneisel’s salary and benefits through and until the effective date of any such termination.

On December 1, 2020, Mr. Kneisel retired as Chief Financial Officer and was replaced by Will Frederick.

Other Executive Officers

Bonuses for other executive officers are determined by a review of performance of executive officer as determined by the CEO with the approval by the Board.

Bonuses for other employees are determined by a supervisory review of performance of each employee taking into account factors such as attendance, attitude, longevity, productivity, skill level with respect to the position, and contribution to the Company’s profitability. Each division’s final budget for bonuses is determined by the CEO and CFO with the approval of the Board.

The Company provides 401(k) matching up to 4% of employees’ salaries or wages up to the U.S. Internal Revenue Service maximum allowable, regardless of their position within the Company.

There are no other perquisites or other benefits of any kind for any officer or any other employee or director of the Company.

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Grants of Plan-Based Awards

The following table discloses information about option grants to the Named Executive Officers during the fiscal year ended August 31, 2020.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base price of Option Awards	Grant Date Fair Value of Stock and Option Awards(b)
Shawn O’Connor	9/01/19	20,000	$36.11	$233,400
John DiBella	12/06/19	5,000	$32.57	$53,500
John Kneisel	12/06/19	5,000	$32.57	$53,500
Total		30,000		$340,400

(b) Amount represents the stock-based compensation expense recorded by us for the applicable year measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option award.

Outstanding Equity Awards at Fiscal Year-End 2020

The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers at the end of fiscal year 2020.

Outstanding Equity Awards at Fiscal Year-End
Name	Option Awards
	Number of Securities Underlying Unexercised Options (Exercisable) (a)	Number of Securities Underlying Unexercised Options (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Shawn O’Connor	–	20,000	–	$36.11	9/01/2029
	16,000	24,000	–	$23.75	6/26/2028
Total	16,000	44,000	–
John DiBella	–	5,000	–	$32.57	12/06/2029
	1,600	6,400	–	$19.81	12/11/2028
	24,000	16,000	–	$10.05	2/23/2027
	8,240	2,060	–	$9.71	2/25/2026
	50,000	–	–	$6.85	8/28/2024
Total	83,840	29,460	–
John Kneisel	–	5,000	–	$32.57	12/06/2029
	1,000	4,000	–	$19.81	12/11/2028
	15,000	10,000	–	$10.05	2/23/2027
	6,960	1,740	–	$9.71	2/25/2026
	8,800	–	–	$6.85	8/28/2024
Total	31,760	20,740	–
Grand Total	131,600	94,200	–

__________________

(a)	All options vest as to 20% of the shares subject to the option on each of the first five anniversaries of the grant date and have a 10-year term, except for the options granted to Mr. O’Connor. Those options vest on each of the first three anniversaries of the grant date at a rate of 40%, 30%, and 30% of the shares subject to the option, respectively.

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Equity Compensation Plan Information

The following table provides information as of August 31, 2020 regarding our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,223,661	17.76	446,374
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	1,223,661	17.76	446,374

Option Exercises and Stock Vested

The following table and related notes summarize the exercise of stock options and/or SSARs and the vesting of other stock awards by the Named Executive Officers while they were serving as Named Executive Officers during fiscal year 2020.

Option Exercises and Stock Vested for Fiscal Year 2020

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Walter Woltosz	–	–	–	–
Shawn O’Connor	–	–	–	–
John Kneisel	4,400	$146,872	–	–
John DiBella	–	–	–	–

Termination or Change of Control

The following discussion summarizes certain information related to the total potential payments which would have been made to the Named Executive Officers in the event of termination of their employment with the Company, including in the event of a change of control, effective August 31, 2020, the last business day of fiscal year 2020.

Employment Agreements. As of August 31, 2020, these Named Executive Officers (Mr. O’Connor, Mr. DiBella and Mr. Kneisel) are party to an employment agreement with the Company. Under the employment agreements, if we terminate the employment of any of these Named Executive Officers without cause, they will receive severance equal to twelve (12) months’ salary or the Employee’s base salary for the remaining term of the agreement, whichever is greater. The Company has no further obligation to pay the Employee any other benefits or compensation. Under the terms of these agreements, following a termination of employment for any reason these officers are prohibited for a one-year period following termination from being employed by, owning, operating, controlling, or being connected with any business that competes with the Company. Each executive’s agreement also contains an indefinite non-disclosure provision for the protection of the Company’s confidential information and a one-year non-solicitation of Company employees.

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HOUSEHOLDING OF MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

We have adopted householding for our shareholders who share an address. If you reside at the same address as another shareholder of the Company and wish to receive a separate copy of the applicable materials, you may do so by making a written or oral request to: Renee Bouche, Simulations Plus, Inc., at 42505 10th Street West, Lancaster, CA 93534, or call (661) 723-7723. Upon your request, we will promptly deliver a separate copy to you.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker directly.

Any shareholders who share the same address and currently receive multiple copies of our proxy statements and annual reports, as applicable, and who wish to receive only one copy in the future may contact their bank, broker, or other holder of record, or the Company at the contact information listed above, to request information about householding.

SHAREHOLDER COMMUNICATIONS

Shareholders are encouraged to contact the Company with any requests for information or to communicate with the Board via telephone, mail, or through our web site investor information request form at: http://www.simulations-plus.com/InvestorForm.aspx or through the general information request page: http://www.simulations-plus.com/contact.aspx.

SHAREHOLDER PROPOSALS

Under certain circumstances, our shareholders are entitled to present proposals at shareholder meetings. Shareholders of the Company who intend to submit proposals, including proposals for director nominees, to the Company’s shareholders for inclusion in the Company’s proxy materials for the Fiscal 2020 Annual Meeting of Shareholders must submit such proposals to the Company no later than August 31, 2020, which is 120 calendar days before the date this Proxy Statement is released to shareholders, unless the date of the Fiscal 2020 Annual Meeting of the Shareholders has been changed by more than 30 days from the corresponding month and day of the Fiscal 2019 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our proxy materials. Proposals received by the Company after such date will be considered untimely. Shareholder proposals should be directed to the attention of the Corporate Secretary of the Company, Will Frederick, at 42505 10th Street West, Lancaster, California 93534. The submission by a shareholder of a proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals are subject to certain regulations and requirements under the federal securities laws.

Shareholders who intend to submit proposals to the Company’s shareholders at the Fiscal 2021 Annual Meeting of Shareholders but intend to submit such proposals on their own, either from the floor or through their own proxy statement and proxy, must, in order for such matters to be voted upon by the Company’s shareholders, give notice of such to the management of the Company by November 12, 2021, which is 45 calendar days before the date this Proxy Statement is released to shareholders, unless the corresponding date of the Fiscal 2021 Annual Meeting of the Shareholders has been changed by more than 30 days from the month and day of the Fiscal 2020 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our Proxy materials. The persons named as proxies for the FY2021 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal not included in the Company’s proxy materials for the meeting, unless the Company receives notice of the proposal prior to the forty-five (45)-day deadline. If proper notice is received by that date, the proxy holders will not have discretionary voting authority except as provided in federal regulations governing shareholder proposals.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than those described above. However, if any other matters properly come before the Meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board.

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Appendix A

Simulations Plus, Inc.

2017 EQUITY INCENTIVE PLAN

Plan Adopted by the Board: December 23, 2016
Plan Approved by the Shareholders: February 23, 2017

Plan Amended by the Board: November 20, 2020

Plan Amendment Approved by the Shareholders: _______, 2021

Termination Date: December 23, 2026

1.      General.

(a)   Purposes. The purposes of the Plan are as follows:

(i)              To provide additional incentive for selected Employees, Directors, and Consultants to further the growth, development, and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company; and

(ii)            To enable the Company to secure and retain key Employees, Directors, and Consultants considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

(b)   Eligible Stock Award Recipients. The persons eligible to receive Stock Awards under the Plan are the Employees, Directors, and Consultants of the Company and its Affiliates.

(c)    Available Stock Awards. The following Stock Awards are available under the Plan: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock awards, (iv) Restricted Stock Units; (v) Stock Bonus awards; and (vi) Performance-Based Awards.

2.      Definitions.

(a)   “Administrator” means the entity that conducts the general administration of the Plan as provided herein. The term “Administrator” shall refer to the Board unless the Board has delegated administration to a Committee as provided in Article 3.

(b)   “Affiliate” means:

(i)              with respect to Incentive Stock Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(ii)            with respect to Stock Awards other than Incentive Stock Options, any entity described in paragraph (a) of this Section 2(b), plus any other corporation, limited liability company, partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of: (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of a limited liability company, partnership, or joint venture.

(c)    “Award Shares” means the shares of common stock of the Company issued or issuable pursuant to a Stock Award, including Option Shares issued or issuable pursuant to an Option.

(d)   “Board” means the Board of Directors of the Company.

A-1

(e)    “Change in Control” shall mean:

(i)              The direct or indirect sale or transfer, in a single transaction or a series of related transactions, by the shareholders of the Company of voting securities, in which the holders of the outstanding voting securities of the Company immediately prior to such transaction or series of transactions hold, as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such transaction or series of related transactions;

(ii)            A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(iii)          A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;

(iv)           The sale, transfer, or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or

(v)             Any time individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

(f)    “Code” means the Internal Revenue Code of 1986, as amended.

(g)   “Committee” means a committee appointed by the Board in accordance with Section 3(c).

(h)   “common stock” means the shares of common stock of the Company.

(i)     “Company” means Simulations Plus, Inc., a California corporation.

(j)    “Consultant” means any consultant or adviser if:

(a)             The consultant or adviser renders bona fide services to the Company or any Affiliate;

(b)             The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(i)              The consultant or adviser is a natural person who has contracted directly with the Company or any Affiliate to render such services.

(k)   “Covered Employee” means an Employee who is, or is likely to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code.

A-2

(l)     “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code and as interpreted by the Administrator in each case.

(n)   “Effective Date” shall have the meaning given in Section 18 herein.

(o)   “Employee” means a regular employee of the Company or an Affiliate, including an Officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation, or otherwise. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(p)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q)   “Fair Market Value” means, as of any date, the value of the common stock of the Company determined as follows:

(i)              If the common stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the common stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the common stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported;

(ii)            If the common stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the common stock in the over-the-counter market on the date of valuation; or

(iii)          If neither (i) nor (ii) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

(r)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s)    “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor rule.

(t)    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u)   “Officer” means any person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v)   “Option” means a stock option granted pursuant to the Plan.

(w)  “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(x)   “Optionee” means the Participant to whom an Option is granted or, if applicable, such other person who holds an outstanding Option.

(y)   “Option Shares” means the shares of common stock of the Company issued or issuable pursuant to the exercise of an Option.

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(z)    “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation”, and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(aa)          “Participant” means an Optionee or any other person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(bb)         “Performance-Based Award” means a Stock Award granted to selected Covered Employees pursuant to Article 7, but which is subject to the terms and conditions set forth in Article 8.

(cc) “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on shareholders’ equity, return on sales, gross or net profit margin, working capital, earnings per share and price per share of common stock, the achievement of certain milestones, customer retention rates, licensing, partnership or other strategic transactions, obtaining a specified level of financing for the Company, as determined by the Administrator, including the issuance of securities, or the achievement of one or more corporate, divisional, or individual scientific or inventive measures. Any of the criteria identified above may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(dd)         “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, or other operational unit, or an individual. The Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(ee) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(ff)  “Plan” means this 2017 Equity Incentive Plan.

(gg)          “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code

(hh)         “Restricted Stock” means common stock awarded to a Participant pursuant to Section 7(b) that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

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(ii)   “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Restricted Stock award. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(jj)  “Restricted Stock Unit” means a right to receive a share of common stock during specified time periods granted pursuant to Section 7(c).

(kk)         “Securities Act” means the Securities Act of 1933, as amended.

(ll)   “Stock Award” means any right granted under the Plan, including an Option, a right to acquire Restricted Stock, a Restricted Stock Unit, a Stock Bonus, or a Performance-Based Award.

(mm)      “Stock Award Agreement” means any written or electronic agreement, including an Option Agreement, Stock Bonus Agreement, or Restricted Stock Award Agreement, between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and any additional rules and regulations adopted by the Administrator and incorporated therein.

(nn)         “Stock Bonus” means a payment in the form of shares of common stock, or as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 7(a).

(oo)          “Stock Bonus Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Stock Bonus. Each Stock Bonus Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(pp)         “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

(qq)         “Termination of Service” means:

(i)              With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, the time when the employer-employee relationship between the Participant and the Company (or an Affiliate) is terminated for any reason, including, without limitation a termination by resignation, discharge, death, or retirement;

(ii)            With respect to Stock Awards granted to a Participant in his or her capacity as a Director, the time when the Participant ceases to be a Director for any reason, including without limitation a cessation by resignation, removal, failure to be reelected, death, or retirement, but excluding cessations where there is a simultaneous or continuing employment of the former Director by the Company (or an Affiliate) and the Administrator expressly deems such cessation not to be a Termination of Service;

(iii)          With respect to Stock Awards granted to a Participant in his or her capacity as a Consultant, the time when the contractual relationship between the Participant and the Company (or an Affiliate) is terminated for any reason; and

(iv)           With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, Director or Consultant of an Affiliate, when such entity ceases to qualify as an Affiliate under this Plan, unless earlier terminated as set forth above.

The Administrator, in its sole and absolute discretion, shall determine the effect of all other matters and issues relating to a Termination of Service.

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3.      Administration.

(a)   Administration by Board. The Plan shall be administered by the Administrator unless and until the Board delegates administration to a Committee or an Officer, as provided in Section 3(c) below.

(b)   Powers of the Administrator. The Administrator shall have the power, except as otherwise provided herein:

(i)              To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how the Stock Awards shall be granted; (C) what type or combination of types of Stock Awards will be granted; (D) the terms and conditions of each Stock Award granted (which need not be identical), including, without limitation, the transferability or repurchase of such Stock Awards or Award Shares issuable thereunder, as applicable, and the circumstances under which Stock Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; and (E) the number of Award Shares subject to a Stock Award that shall be granted to a Participant.

(ii)            To construe and interpret the Plan and Stock Awards granted under it, and to make exceptions to any such provisions in good faith and for the benefit of the Company, and to establish, amend, and revoke rules and regulations for the Plan’s administration. The Administrator, in the exercise of its power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)          To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv)           To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(v)             To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi)           To submit any amendment to the Plan for shareholder approval.

(vii)         To amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to bring the Plan or Incentive Stock Options granted under it into compliance therewith.

(viii)       To amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Administrator discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (a) the Company requests the consent of the affected Participant, and (b) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Administrator may amend the terms of any one or more Stock Awards if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Stock Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.

(ix)           To amend the Plan as provided in Section 16.

(x)             To prescribe and amend the terms of the agreements or other documents evidencing Stock Awards made under this Plan (which need not be identical).

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(xi)           To place such restrictions on the sale or other disposition of Award Shares as may be deemed appropriate by the Administrator.

(xii)         To determine whether, and the extent to which, adjustments are required pursuant to Section 11.

(xiii)       Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company.

(c)    Delegation to a Committee.

(i)              General. The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in the Plan to the Administrator shall thereafter be deemed to be references to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

(ii)            Section 162(m) and Rule 16b-3 Compliance.  In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act.  In addition, the Board or the Committee, in its discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)   Effect of Change in Status. The Administrator shall have the absolute discretion to determine the effect upon a Stock Award, and upon an individual’s status as an Employee, Consultant, or Director under the Plan, including whether a Participant shall be deemed to have experienced a Termination of Service or other change in status, and upon the vesting, expiration, or forfeiture of a Stock Award or Award Shares issuable in respect thereof, in the case of (i) a Termination of Service for cause, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between the Company and any Affiliate or between any Affiliates, (iii) any change in the Participant’s status from an Employee to a Consultant or member of the Administrator of Directors, or vice versa, and (v) any Employee who becomes employed by any partnership, joint venture, corporation, or other entity not meeting the requirements of an Affiliate.

(e)    Determinations of the Administrator. All decisions, determinations, and interpretations by the Administrator regarding this Plan shall be final and binding on all Participants or other persons claiming rights under the Plan or any Stock Award. The Administrator shall consider such factors as it deems relevant to making such decisions, determinations, and interpretations including, without limitation, the recommendations or advice of any Director, Officer, or Employee of the Company and such attorneys, consultants, and accountants as it may select. A Participant or other holder of a Stock Award may contest a decision or action by the Administrator with respect to such person or Stock Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Administrator’s decision or action was arbitrary or capricious or was unlawful.

(f)    Arbitration. Any dispute or claim concerning any Stock Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally, and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in the County of San Diego, California. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its reasonable attorneys’ fees and costs. By accepting a Stock Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

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4.      Shares Subject to the Plan; Overall Limitation.

(a)   Shares Subject to the Plan. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the Award Shares that may be issued pursuant to Stock Awards shall not exceed in the aggregate One Million Seven Hundred Fifty Thousand (1,750,000) shares of the Company’s common stock. Of such amount, One Million Seven Hundred Fifty Thousand (1,750,000) Award Shares may be issued pursuant to Incentive Stock Options. In the event that (a) all or any portion of any Stock Award granted or offered under the Plan can no longer under any circumstances be exercised or otherwise become vested, or (b) any Award Shares are reacquired by the Company which were initially the subject of a Stock Award Agreement, the Award Shares allocable to the unexercised or unvested portion of such Stock Award, or the Award Shares so reacquired, shall again be available for grant or issuance under the Plan.

(b)   Individual Participant Limitations. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11 below, the maximum number of shares of common stock with respect to one or more Stock Awards that may be granted to any one Participant during any calendar year shall be One Hundred Thousand (100,000).

5.      Eligibility.

(a)   General. Incentive Stock Options may be granted only to Employees; all other Stock Awards may be granted only to Employees, Directors, and Consultants. In the event a Participant is both an Employee and a Director, or a Participant is both a Director and a Consultant, the Stock Award Agreement shall specify the capacity in which the Participant is granted the Stock Award; provided, however, if the Stock Award Agreement is silent as to such capacity, the Stock Award shall be deemed to be granted to the Participant as an Employee or as a Consultant, as applicable.

(b)   Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the common stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6.      Option Agreement Provisions.

Each Option shall be granted pursuant to a written Option Agreement, signed by an Officer of the Company and by the Optionee, which shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of the provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(a)   Term. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement; provided, however, that an Incentive Stock Option granted to a Ten Percent Shareholder shall be subject to the provisions of Section 5(b).

(b)   Exercise Price of an Option. Subject to the provisions of Section 5(b) regarding Incentive Stock Options granted to Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than the Fair Market Value of the common stock subject to the Option on the date the Option is granted. The Administrator shall determine the exercise price of each Nonstatutory Stock Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the common stock subject to the Option if such Incentive Stock Option is granted pursuant to an assumption of or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c)    Consideration. The purchase price of common stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Administrator in its sole discretion, by any combination of the methods of payment set forth below. The Administrator shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(c) are:

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(i)              by cash or check;

(ii)            pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Administrator that, prior to the issuance of common stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)          by delivery to the Company (either by actual delivery or attestation) of shares of common stock;

(iv)           by a “cashless exercise” arrangement pursuant to which the Company will reduce the number of shares of common stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, however, that shares of common stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “cashless exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)             in any other form of legal consideration that may be acceptable to the Administrator.

(d)   Transferability. The following restrictions on the transferability of Options shall apply:

(i)              Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, however, that the Administrator may, in its sole discretion, permit transfer of the Option to a revocable trust. Notwithstanding the foregoing, however, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable only by the Optionee during the Optionee’s lifetime, except as otherwise permitted by the Administrator and by Sections 421, 422 and 424 of the Code and the regulations and other guidance thereunder.

(ii)            Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option shall be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)          Beneficiary Designation. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be the beneficiary of an Option with the right to exercise the Option and receive the common stock or other consideration resulting from an Option exercise. In the absence of such a designation, the executor or administrator of the Optionee’s estate shall be entitled to exercise the Option and receive the common stock or other consideration resulting from an Option exercise.

(e)    Vesting. Each Option shall vest and become exercisable in one or more installments, at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more performance criteria, as shall be determined by the Administrator.

(f)    Termination of Service. In the event of the Termination of Service of an Optionee for any reason (other than for “Cause,” as defined in an Option Agreement, or upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is set forth in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, such exercise period provided in the Option Agreement shall not exceed three (3) months from the date of termination.

(g)   Disability of Optionee. In the event of a Termination of Service of an Optionee as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within the period specified in the Option Agreement (in no event to exceed twelve (12) months from the date of such termination in the case of an Incentive Stock Option), and only to the extent that the Optionee was entitled to exercise the Option at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

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(h)   Death of Optionee. In the event that (i) an Optionee’s Termination of Service occurs as a result of the Optionee’s death, or (ii) an Optionee dies within the period (if any) specified in the Option Agreement after the Optionee’s Termination of Service for a reason other than death, then, notwithstanding Section 6(f) above, the Option may be exercised (to the extent the Optionee was entitled to exercise such Option as of the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death, but only within the period ending on the earlier of (i) the date that is twelve (12) months after the date of Termination of Service, or (ii) the expiration of the term of such Option as set forth in the Option Agreement.

(i)     Termination for Cause. In the event of the Termination of Service of an Optionee for Cause, except as otherwise determined by the Administrator in the specific situation, all Options granted to such Optionee shall expire as set forth in the Option Agreement.

(j)    Extension of Termination Date. An Optionee’s Option Agreement may provide that if the exercise of the Option following an Optionee’s Termination of Service (other than for Cause or upon the Optionee’s death or Disability) would be prohibited at any time solely because the issuance of shares of common stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(k)   Non-Exempt Employees. Unless otherwise determined by the Administrator of Directors, no Option granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of common stock until at least six months following the date of grant of the Option. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

(l)     Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time prior to a Termination of Service to exercise the Option as to any part or all of the Option Shares prior to the full vesting of the Option. Any unvested Option Shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Administrator determines to be appropriate.

7.      Provisions of Stock Awards Other Than Options.

(a)   Stock Bonus Awards. Stock Bonus awards shall be made pursuant to Stock Bonus Agreements in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of Stock Bonus Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Agreements need not be identical, but each Stock Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i)              Consideration. A Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit, provided that the Participant remains eligible to receive Stock Awards hereunder at the time of the award.

(ii)            Vesting. Award Shares issued pursuant to a Stock Bonus Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator.

(iii)          Termination of Service. In the event of a Termination of Service, the Company may reacquire any or all of the Award Shares held by the Participant that have or have not vested as of the date of termination under the terms of the Stock Bonus Agreement.

(iv)           Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Stock Bonus Agreement shall not be transferable except by will or by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

(b)   Restricted Stock Awards. Each Restricted Stock award shall be made pursuant to a Restricted Stock Award Agreement in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of the Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, but each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

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(i)              Purchase Price. The purchase price under each Restricted Stock Award Agreement shall be such amount as the Administrator shall determine and designate in such Restricted Stock Award Agreement, including no consideration or such minimum consideration as may be required by applicable law.

(ii)            Consideration. The purchase price of common stock acquired pursuant to the Restricted Stock Award Agreement, if any, shall be paid either: (a) in cash at the time of purchase; (b) at the discretion of the Administrator, according to a deferred payment or other similar arrangement with the Participant; or (c) in any other form of legal consideration that may be acceptable to the Administrator in its discretion.

(iii)          Vesting. Award Shares acquired under the Restricted Stock Award Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator.

(iv)           Termination of Service. In the event of a Participant’s Termination of Service, the Company may repurchase or otherwise reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Restricted Stock Award Agreement.

(v)             Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Restricted Stock Award Agreement shall not be transferable except by will, by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

(c)    Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Participant to whom the Award is granted. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the Participant to the Company for such shares of Stock. All Restricted Stock Unit awards shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Stock Award Agreement.

8.      Performance-Based Awards.

(a)   Purpose. The purpose of this Article 8 is to provide the Administrator the ability to qualify Stock Awards other than Options as Qualified Performance-Based Compensation. If the Administrator, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 8 shall control over any contrary provision contained in Article 7; provided, however, that the Administrator may in its discretion grant Stock Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 8.

(b)   Applicability. This Article 8 shall apply only to those Covered Employees selected by the Administrator to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

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(c)    Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article 7 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

(d)   Payment of Performance-Based Awards. Unless otherwise provided in the applicable Stock Award Agreement, a Participant must be employed by the Company or a Parent or Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

(e)    Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

9.      Covenants of the Company.

(a)   Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of common stock required to satisfy such Stock Awards.

(b)   Compliance with Laws and Regulations. This Plan, the grant and exercise of Stock Awards thereunder, and the obligation of the Company to sell, issue, or deliver Award Shares under such Stock Awards, shall be subject to all applicable federal, state, and local laws, rules, and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Award Shares prior to the completion of any registration or qualification of such Shares under any federal, state, or local law or any ruling or regulation of any government body which the Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary or advisable for the lawful issuance and sale of any Award Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Award Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Award Shares shall be issued and/or transferable under any other Stock Award unless a registration statement with respect to the Award Shares underlying such Stock Award is effective and current or the Company has determined that such registration is unnecessary.

10.   Use of Proceeds.

Proceeds from the sale of Award Shares shall constitute general funds of the Company and shall be used for general operating capital of the Company.

11.   Adjustments Upon Change in Common Stock.

If any change is made in the common stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, exchange of shares, change in corporate structure, or other distribution of the Company’s equity securities), the Plan and all outstanding Stock Awards will be appropriately adjusted in the class and maximum number of shares subject to the Plan and the class and number of shares and price per share of common stock subject to outstanding Stock Awards. Such adjustment shall be made by the Administrator, the determination of which shall be final, binding, and conclusive.

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12.   Adjustments Upon Change in Control.

(a)   The Administrator shall have the discretion to provide in each Stock Award Agreement the terms and conditions that relate to (i) vesting of such Stock Award in the event of a Change in Control, and (ii) assumption of such Stock Award Agreements or issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Stock Award Agreement.

(b)   If the terms of an outstanding Option Agreement provide for accelerated vesting in the event of a Change in Control, or to the extent that an Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the vested Option Shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the aggregate exercise price of the vested Option Shares. If in such case the aggregate exercise price of the vested Option Shares is greater than or equal to the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the vested Option Shares had the Option been exercised immediately prior to the Change in Control, then the Option shall be cancelled and Optionee shall receive no payment for such Option Shares. Upon such purchase, exchange or cancellation, the Option shall be terminated and Optionee shall have no further rights with respect to such Option.

(c)    Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

13.   Acceleration of Exercisability and Vesting.

The Administrator shall have the power to accelerate the time at which any or all Stock Awards may first be exercised or the time during which any or all Stock Awards or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in any Stock Award stating the time at which it may first be exercised or the time during which it will vest. By approval of the Plan, the Company’s shareholders consent to any such accelerations in the Administrator’s sole discretion.

14.   Dissolution or Liquidation.

In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

15.   Miscellaneous.

(a)   Shareholder Rights. Neither a Participant nor any person to whom a Stock Award is transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Award Shares unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms and the Company has duly issued a stock certificate for such Award Shares.

(b)   No Employment or Other Service Rights. Nothing in the Plan or any Stock Award Agreement shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause; (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate; or (iii) the service of a Director pursuant to the Bylaws or Certificate of Incorporation of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(c)    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of common stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and any Affiliates) exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

A-13

(d)   Investment Assurances. The Company may require a Participant, as a condition of exercising an Option or otherwise acquiring common stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring common stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the common stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of common stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act; or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the common stock.

(e)    Withholding Obligations. The Company may, in its sole discretion, satisfy any federal, state, or local tax withholding obligation relating to a stock award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of common stock from the shares of common stock issued or otherwise issuable to the Participant in connection with the Stock Award, provided that no shares of common stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability); or (iii) by such other method as may be set forth in the Stock Award Agreement.

(f)    Compliance with Section 409A of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date (as defined in Section 18 below). Notwithstanding any provision of the Plan or Stock Award to the contrary, in the event that, following the Effective Date, the Administrator determines that any Stock Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Stock Award Agreement or adopt other policies and procedures (including amendments, policies, and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award; or (ii) comply with the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

16.   Amendment of the Plan.

(a)   In General. The Administrator at any time, and from time to time, may amend the Plan. However, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment where the amendment will:

(i)              Increase the number of shares reserved for Stock Awards under the Plan, except as provided in Section 11 relating to adjustments upon changes in common stock;

(ii)            Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii)          Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

(b)   Amendment to Maximize Benefits. It is expressly contemplated that the Administrator may amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under the Plan into compliance therewith.

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(c)    No Impairment. The rights and obligations under any Stock Award granted before any amendment of the Plan shall not be altered or impaired by such amendment unless the Company requests the consent of the person to whom the Stock Award was granted and such person consents in writing; provided, however, that notwithstanding anything to the contrary in this Section 16 or elsewhere in this Plan, no such consent shall be required with respect to any amendment or alteration if the Administrator determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan, or the Stock Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

17.   Termination or Suspension of the Plan.

(a)   Termination or Suspension. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 23, 2026 (which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier), and no Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Stock Awards and Stock Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

(b)   No Impairment. Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as otherwise provided herein or with the consent of the person to whom the Stock Award was granted.

18.   Effective Date of Plan.

The Plan became effective on December 23, 2016, which is the date that the Plan was originally adopted by the Board (the “Effective Date”).

19.   Non-Exclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of stock options or restricted stock otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20.   Liability of the Company.

The Company and the members of the Board shall not be liable to a Participant or any other persons as to: (a) the non-issuance or non-transfer, or any delay of issuance or transfer, of any Award Shares which results from the inability of the Company to comply with, or to obtain, or from any delay in obtaining from any regulatory body having jurisdiction, all requisite authority to issue or transfer Award Shares if counsel for the Company deems such authority reasonably necessary for lawful issuance or transfer of any such shares and, in furtherance thereof, appropriate legends may be placed on the stock certificates evidencing Award Shares to reflect such transfer restrictions; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise, or settlement of any Option or other Stock Award granted hereunder.

21.   Choice of Law.

The laws of the State of California shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to such state’s conflict of laws rules.

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2017 EQUITY INCENTIVE PLAN

OF

Simulations Plus, Inc.

1. General.	36
2. Definitions.	36
3. Administration.	41
4. Shares Subject to the Plan; Overall Limitation.	44
5. Eligibility.	44
6. Option Agreement Provisions.	44
7. Provisions of Stock Awards Other Than Options.	47
8. Performance-Based Awards.	48
9. Covenants of the Company.	49
10. Use of Proceeds.	50
11. Adjustments Upon Change in Common Stock.	50
12. Adjustments Upon Change in Control.	50
13. Acceleration of Exercisability and Vesting.	50
14. Dissolution or Liquidation.	51
15. Miscellaneous.	51
16. Amendment of the Plan.	52
17. Termination or Suspension of the Plan.	53
18. Effective Date of Plan.	53
19. Non-Exclusivity of the Plan	53
20. Liability of the Company.	53
21. Choice of Law.	53

Appendix B

PROXY

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 02/24/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SLP2021
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 02/24/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SIMULATIONS PLUS, INC.
c/o BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	○	○	○

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Walter S. Woltosz 02) Dr. John K. Paglia 03) Dr. David L. Ralph 04) Dr. Daniel Weiner 05) Dr. Lisa LaVange

The Board of Directors recommends you vote FOR proposals 2 and 3:

NOTE: The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

For address change/comments, mark here. ○
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000477587_1 R1.0.1.18

B-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

PROXY

This proxy is solicited by the Board of Directors of Simulations Plus, Inc. for use at the Annual Meeting of Shareholders to be held on February 25, 2021.

The undersigned hereby appoints Shawn O'Connor and William W. Frederick, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Simulations Plus, Inc., a California corporation, held of record by the undersigned on December 29, 2020, at the Annual Meeting of the Shareholders to be held virtually at www.virtualshareholdermeeting.com/SLP2021 at 2:00 p.m. Pacific Standard Time on February 25, 2021, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Annual Meeting of Shareholders and Proxy Statement. **If no direction is given, this proxy will be voted "FOR" each of the director nominees listed on the reverse side and "FOR" Proposals 2 and 3, in the discretion of the proxy as to such other matters as may properly come before the meeting.**

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000477587_2 R1.0.1.18

B-2